UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): April 23, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5    Press release dated 23 April, 2004 - Re Senior Notes

                                                                Press enquiries:
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


                               PARTIAL REDEMPTION
                           OF MARCONI CORPORATION PLC
                  8% GUARANTEED SENIOR SECURED NOTES DUE 2008
                             CUSIP No. : G58129AA8
                            ISIN No. : XS0166109412

              Pool factor confirmed for $27.3 million Senior Notes
                       redeemed at 110% on 22 April 2004

London - 23 April 2004 - Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) today confirms to the owners of its 8 per cent guaranteed Senior Secured Notes, due 2008 (the Securities) the parameters of the redemption of $27,301,668 aggregate principal amount of Securities (the Redemption Securities) that was announced on 6 April 2004.

The Record Date was at the close of business in London on 21 April 2004. The Redemption Date, as previously announced, was 22 April 2004.

In line with the mechanism used for the previous partial redemptions of the Senior Secured Notes, a pool factor of 4.4189973% is applied to every holding, calculated with reference to the revised issue amount of $617,824,951. The revised issue amount follows cancellation of an original issue amount of $99,314,633 of Marconi Corporation plc's holdings of its Senior Secured notes. As at 22 April 2004 the total pool factor, including the previous redemptions, is 27.0414793% calculated with reference to the revised issue amount of $617,824,951.

On the Redemption Date, the Redemption Price, together with accrued interest, becomes due and payable. The Redemption Securities ceased to bear interest from and after the Redemption Date.

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes at Bank of New York on (+44) 20 7964 7662, who are the Registrar, the Depositary and the Paying Agent.

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange (MONI) and on Nasdaq (MRCIY). Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This Press Release contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified certain important factors that may cause actual results to differ materially from those contained in these forward-looking statements as described in Marconi's Form 20-F annual report, Form 10-Q reports and Form 8-K reports filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: April 23, 2004